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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2003


                          MOONEY AEROSPACE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-21749                    95-4257380
         --------                    -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)              File No.)                Identification No.)


Louis Schreiner Field, Kerrville, TX                              78028
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (830) 896-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE


         On December 3, 2003, in connection with the lawsuit (the "Action") captioned AP-Long Beach Airport LLC ("Plaintiff") vs. Mooney Aerospace Group, Ltd. (the "Company") in the Superior Court of the State of California for the County of Los Angeles, South District (Case No, NC033467), the Company and Plaintiff entered in to a Stipulation Re: Admission of Liability and Binding Arbitrage of Damages (the "Stipulation"). Under the Stipulation, the Company admitted liability to all of Plaintiff's claims under the Action, except that the Company and Plaintiff agreed to enter into binding arbitration with respect to (i) the calculation of damages sought by Plaintiff and (ii) whether Plaintiff properly mitigated its damages.

INCORPORATION BY REFERENCE

         The description of the Stipulation discussed above is qualified in its entirety by reference to such Stipulation, which is attached as an exhibit hereto and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

         99.1 Stipulation Re: Admission of Liability and Binding Arbitrage of Damages, dated December 3, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2003

                                MOONEY AEROSPACE GROUP, LTD.


                                By: /s/  J. Nelson Happy
                                    --------------------------------------------
                                    Name:  J. Nelson Happy
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX

      Exhibit No.                Description
      -----------                -----------

         99.1 Stipulation Re: Admission of Liability and Binding Arbitrage of Damages, dated December 3, 2003.